November 5, 2007
Mid-Atlantic SuperCommunity Bank
Conference

This presentation contains forward-looking statements, as defined by
Federal securities laws, relating to present or future trends or factors affecting the operations, markets and products of First Security Group, Inc.
These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to First Security’s most recent documents filed with the Securities and Exchange Commission.
First Security undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward-Looking Statements

GAAP Reporting versus
Operating Results
This presentation contains references to operating results. These amounts and ratios are calculated using net operating income (net of tax) which excludes extraordinary items as defined by GAAP and non-recurring items.
Furthermore and in accordance with SNL Financial practice, the core efficiency ratio is calculated on a fully tax equivalent basis excluding one-time and non-cash items. Since these items and their impact on First
Security's performance are difficult to predict, First Security believes presentation of its financial measures excluding the impact of these items is useful information and important for a complete understanding of its core operating results. Reconciliations for each core number are included in the first quarter earnings release which is available on First Security’s website,
www.FSGBank.com.

•

Headquarters in Chattanooga, Tennessee
•

Over eight years in operation as First Security; founded in
   September,1999 by current management team
•

Assets of $1.2 billion
•

40 banking offices and 4 loan/leasing offices in Tennessee
   and north Georgia
•

Strategic focus on small to medium-sized owner-managed
   businesses and consumers
.
FSGI Corporate Profile

First Security Group

NASDAQ WELCOMES
FIRST SECURITY GROUP, INC.
OCTOBER 21, 2005
First Security Group
NASDAQ

* Based on 10/26/07 closing price of $10.00
FSGI Market Statistics
•

17.3 million shares outstanding
•

Listed on NASDAQ Global Market in
   August 2005
•

Market capitalization of $173 million*
•

Institutions hold 30.3% of shares
•

Average daily trading volume (3 mos.) is
   15,755 shares

Management Team with
Extensive In-Market Experience
Directors and executive management own 5.74% of FSGI
ESOP owns 2.9% of FSGI

Name	Title	Age	Years in Banking	Previous Experience
Rodger Holley	CEO	60	33	Pioneer
Monty Montgomery	COO	54	30	First American
Chip Lusk	CFO	39	17	Pioneer
Larry Richey	Senior Corp. Lending Officer	59	29	Bank of America
David Haynes	Senior Corp. Credit Officer	55	32	AmSouth

We Target Di

 Acquirer
HQ State
Target
Year

 Regions Financial Corp.
AL
AmSouth Bancorp.
2006

 BB&T Corp
NC
First Citizens Bancorp
2006

 SunTrust Banks Inc.
GA
National Commerce Financial Corp.
2004

 Regions Financial Corp.
AL
Union Planters Corp.
2004

 BB&T Corp
NC
BankFirst Corp.
2000

 BB&T Corp.
NC
Hardwick Holding Co.
2000

 AmSouth Bancorp.
AL
First American Corp.
1999

 First American Corp.
TN
Pioneer
1998

slocated Customers and Hire Their Bankers
Capitalizing on Recent Bank
Consolidations within Footprint

First Security Group

KENTUCKY
75
VI
Nashville
75
Jefferson
Knoxville
Cookeville
40
TENNESSEE
Sweetwater
Chattanooga
75
NORTH
CAROLINA
Dalton
ALABAMA
75
GEORGIA

Organized into Six Regions
•

Regional bank presidents
•

Local decision-making
•

Local advisory boards
•

Local strategies and identities
•

Knowledge of local markets
•

Serve small and medium-sized
     businesses within each market
•

Customers get to know their
     bankers
~ A Focus on Personalized Sales and Service ~

First Security Group

Loans
Core Deposits
$349
$309
$478
$444
$592
$469
$749
$616
$848
$630
$940
$634
2002
2003
2004
2005
2006
3Q'07

5-yr. CAGR1  Loan Growth: 22.7%
5-yr. CAGR1 Core Deposit2 Growth: 15.5%
1 5-year CAGR based on an annualized growth rate for 2007
2 Core deposits = Transaction accounts + Savings + NOW + Retail CDs
Strong Core Deposit & Loan Growth

Commercial
Leases, 4.9%
Consumer,
 7.1%
1-4 Family
Residential,
27.4%
Multi-Family,
1.1%
C&I,
14.9%
Commercial
RE, 22.1%
Construction/
Land Development,
 22.5%
Total loans = $940.0 million at September 30, 2007
Portfolio Mix Reflects Market
Opportunities
 Owner-occupied = 59%

$211.3 MM
at September 30, 2007
Residential Construction
51%
Res. A&D
29%
Commercial
Construction
20%
•

Commitments total $217.7 MM with
   $75.9 MM unfunded
•

Granular: Top 10 relationships total
   34.3% of commitments
•

Asset quality high:
•

2007 YTD NCOs are $42k
•

NCOs for previous 3 years ~$100k
•

NPAs =  $1.6 million
•

99% of borrowers in-market
•

95%+ projects are in-market
Construction & Development Loans

•

  67.4% core deposits
•

  Avg. cost of deposits is 3.42%
Total Deposits = $941.0 million at September 30, 2007
Brokered Deposits, 8.8%
CDs > $100M,
23.8%
CDs < $100M, 28.5%
       Savings & MM, 14.9%
Interest-Bearing
DDAs, 6.4%
Non-Interest DDAs, 17.5%
Deposits are Low-Cost & Stable

1.00
0.80
0.60
0.40
0.20
0.00
2005
2006
1Q'07
2Q'07
3Q'07

NCO/Avg. Loans (%)
Reserves/Loans (%)
2.00
1.60
1.20
0.80
0.40
0.00
2005
2006
1Q'07
2Q'07
3Q'07

Non- Performing Assets + 90 days as a
% of Total Assets
YE:
Quarter-End
Year End
Asset Quality Remains Sound

Repossessed Assets = $2.5 million
Other Real Estate = $2.6 million
Const.
Equip,
21.0%
Trucking,
58.3%
Mining,
8.2%
C&D, 59.8%
CRE,
23.8%
Multi Fam,
16.4%
NPAs + 90 Days Past Due =
$7.4 million, or 0.62% of Total Assets
Nonaccrual,
22.8%
OREO,
35.7%
Repossessed
Assets, 33.6%
90+ Days,
7.9%
Autos & other,
12.5%
Nonperforming Assets

Loans on Nonaccrual = $1.7 million
Loans 90 Days Past Due = $0.6 million
C&I, 44.8%
Leases,
30.4%
Residential
Real Estate,
23.5%
Other, 1.3%
C&D, 43.1%
Leases,
36.9%
Residential
Real Estate,
14.5%
Other, 5.5%
NPAs + 90 Days Past Due =
$7.4 million, or 0.62% of Total Assets
Nonaccrual,
22.8%
OREO,
35.7%
Repossessed
Assets, 33.6%
90+ Days,
7.9%
Nonperforming Assets

*  Excluding non-cash items, fully tax equivalent
Third Quarter Results:
Linked Quarter Improvement

	2Q’07	3Q’07	∆%
Net Income ($M)	2,888	3,022	+4.6%
Diluted EPS ($)	0.17	0.18	+5.9%
Ret on Avg Tang Equity (%)	10.01	10.48	+4.7%
Ret on Avg Tang Assets (%)	1.04	1.05	+1.0%
NIM, fully tax-equivalent (%)	4.91	4.80	-2.2%
Core Efficiency Ratio* (%)	64.95	64.68	-0.4%

*  Excluding non-cash items, fully tax equivalent
Nine-Months YTD Results:
Earnings Continue

YTD 2006
YTD 2007
∆%

 Net Income ($M)
8,196
8,745
+6.7%

 Diluted EPS ($)
0.46
0.50
+8.7%

 Ret on Avg Tang Equity (%)
10.14
10.13
-0.1%

 Ret on Avg Tang Assets (%)
1.05
1.04
-1.0%

 NIM, fully tax-equivalent (%)
5.18
4.86
-6.2%

 Core Efficiency Ratio* (%)
64.87
65.23
+0.6%

  to Improve

Net Income
Net Operating Earnings*
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$9.6
$7.7
$11.1
$11.2
$2.8
$2.8
$2.9
$2.9
$3.0
$3.0
2005
2006
1Q'07
2Q'07
3Q'07

(Millions)
* Excludes extraordinary and non-recurring items
YTD’07 Net Income up 6.7%
Consistent Net Income Growth

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
2005
2006
1Q'07
2Q'07
3Q'07

(Millions)
* Revenue = Net Int. Income + Non-Int. Income
Non-Int. Income
Net-Int. Income
Non-Int. Expense
YTD’07 Revenue up 3.1%
YTD’07 Expenses up 2.7%
Improved Operating Leverage

Diluted EPS
Diluted Operating EPS*
$0.80
$0.60
$0.40
$0.20
$0.00
$0.64
$0.52
$0.63
$0.63
$0.16
$0.16
$0.17
$0.17
$0.18
$0.18
2005
2006
1Q'07
2Q'07
3Q'07

* Excludes extraordinary and non-recurring items
3Q’07 Diluted EPS up 12.5%
over 3Q’06
Earnings Per Share: Consistent Growth

Operating Return on Average Equity*
Operating Return on Average Tangible Equity*
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
7.20%
8.84%
7.94%
10.26%
7.78%
9.90%
7.89%
10.01%
8.27%
10.48%
2005
2006
1Q'07
2Q'07
3Q'07

* Excludes extraordinary and non-recurring items
Consistent Profitability

Return on Average Assets*
Operating Return on Average Assets**
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.83%
0.87%
1.03%
1.03%
1.00%
1.00%
1.01%
1.01%
1.03%
1.03%
2005
2006
1Q'07
2Q'07
3Q'07

 *  Excludes extraordinary items
 ** Excludes extraordinary and non-recurring items
Consistent Profitability: ROA ≥ 1.00%

Net Interest Margin* (%)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.05%
4.84%
4.86%
4.91%
4.80%
3Q'06
4Q'07
1Q'07
2Q'07
3Q'07

* Tax-equivalent basis
NIM*: Stable within 25 BP Range

First Security Group

75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
63.8%
62.5%
66.1%
65.0%
64.7%
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07

* Excludes extraordinary, non-recurring and non-cash items
Core Efficiency Ratio*

  1    Based on 10/26/07 closing price of $10.00
  2   Consensus EPS estimates based on mean of 4 analysts: $0.69 for 2007 and $0.77 for 2008
Attractive Valuation

Market Statistics[1]	FSGI
Price/ Book	116.7%
Price/ Tangible Book	147.1%
Price/ 2007 Core EPS[2]	14.5X
Proj. 2008 EPS Growth[2]	11.6%
Price/ 2008 EPS[2]	13.0X

Where Are We Going?
•

Leverage the existing franchise
•

Maintain strong asset quality
•

Maintain balance between growth and profitability
•

Corporate Goals include:
•

Efficiency ratio < 60%
•

Annual loan growth: > 8%
•

Incentives aligned to achieve performance goals
•

Position FSGI as one of the preeminent Tennessee franchises

NASDAQ:  FSGI